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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                PULITZER INC.
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                (Name of Registrant as Specified in Its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                 PULITZER INC.
                           900 NORTH TUCKER BOULEVARD
                           ST. LOUIS, MISSOURI 63101
                                 (314) 340-8000

                                                                     May 1, 2000

Dear Fellow Stockholder:

     Pulitzer Inc. (the "Company") recently mailed to you its Proxy Statement, dated April 10, 2000, in connection with the Annual Meeting of Stockholders of the Company to be held at 10:00 A.M., Central Daylight Time, on Wednesday, May 17, 2000, at the St. Louis Art Museum Auditorium, Forest Park, St. Louis, Missouri 63110. The Proxy Statement inadvertently omitted, immediately under the caption "Option Grants in Last Fiscal Year" on page 15, the sentence and table set forth below:

     The following table provides information on option grants in fiscal 1999 to the named executive officers of the Company:

                               INDIVIDUAL GRANTS

           (A)                     (B)            (C)            (D)           (E)                              (G)
                                NUMBER OF      % OF TOTAL                                     (F)
                               SECURITIES       OPTIONS                                       POTENTIAL REALIZABLE
                               UNDERLYING       GRANTED                                      VALUE AT ASSUMED ANNUAL
                                 OPTIONS           TO                                         RATES OF STOCK PRICE
                                 GRANTED       EMPLOYEES     EXERCISE OR                  APPRECIATION FOR OPTION TERM
                                  (# OF        IN FISCAL     BASE PRICE     EXPIRATION    -----------------------------
           NAME               SHARES)(1)(2)     1999(3)        ($/SH)          DATE        5%($)(4)          10%($)(4)
           ----               -------------    ----------    -----------    ----------     --------          ---------
Michael E. Pulitzer.......       139,800         13.8%         39.8750       04/07/09      3,505,788         8,884,357
Michael E. Pulitzer.......        75,000           7.4         39.6875       12/17/09      1,871,944         4,743,874
Robert C. Woodworth.......       139,800          13.8         39.8750       04/07/09      3,505,788         8,884,357
Robert C. Woodworth.......       100,000           9.9         39.6875       12/17/09      2,495,926         6,325,165
Ronald H. Ridgway.........        56,070           5.5         39.8750       04/07/09      1,406,077         3,563,276
Ronald H. Ridgway.........        50,000           4.9         39.6875       12/17/09      1,247,963         3,162,583
Terrance C. Z. Egger......        17,800           1.8         39.8750       04/07/09        446,374         1,131,199
Terrance C. Z. Egger......        25,000           2.5         46.3125       07/21/09        728,142         1,845,254
Terrance C. Z. Egger......        25,000           2.5         39.6875       12/17/09        623,981         1,581,291
Mark G. Contreras.........        27,000           2.7         39.8750       04/07/09        677,084         1,715,863
Mark G. Contreras.........        20,000           2.0         39.6875       12/17/09        499,185         1,265,033

-------------------------
(1) For a discussion of option grants in fiscal 1999 to the Named Executives, see "Compensation Committee Report on Executive Compensation -- Executive Compensation Program" and "-- Compensation of the Executive Chairman and the Chief Executive Officer."

(2) Each option becomes exercisable in one-third increments over a three-year period on the anniversary date of the grant.

(3) Based on an aggregate of 1,014,559 stock options granted to all employees in fiscal 1999.

(4) The dollar amounts under these columns are the result of calculations assuming annual rates of stock price appreciation over the option term at the 5% and 10% rates set by Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.

     Enclosed is a new form of proxy that gives you the opportunity to change your vote based upon the supplemental information set forth above, if you have already voted. In the event that the enclosed new form of proxy is utilized and indicates a vote different from a vote previously delivered on a form of proxy, by telephone or on the Internet, the vote set forth on the new form of proxy will be counted and the prior vote will not be counted. You may also change your vote on the Internet or by using the telephone voting procedures.

     If you have already voted your proxy and do not wish to change your vote, please disregard this new form of proxy.

     The Annual Meeting will take place as originally scheduled. All stockholders are cordially invited to attend the meeting in person. If you have previously mailed in a proxy or voted by telephone or on the Internet and wish to change your vote, or if you have not voted previously and wish to do so, then mark your votes, date and sign the enclosed new form of proxy and return it promptly in the envelope provided, or change or cast your votes on the Internet or by using the telephone voting procedures, whether or not you currently plan to attend the Annual Meeting. You may revoke your proxy if you decide to attend the Annual Meeting and wish to vote your shares in person.

                                          JAMES V. MALONEY
                                          SECRETARY

                                     PROXY
                                 PULITZER INC.
             THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2000

     Michael E. Pulitzer and David E. Moore, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are herby authorized to represent and to vote, as designated below, all shares of common stock of Pulitzer Inc. (the "Company") held of record by the undersigned on March 31, 2000, at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Daylight Time, on May 17, 2000, at the St. Louis Art Museum Auditorium, Forest Park, St. Louis, Missouri 63110, and at any adjournment thereof.

     Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

     The signor acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 17, 2000 and the Proxy Statement of the Company, each dated April 10, 2000, the Company's Annual Report for the fiscal year ended December 26, 1999, and the supplemental proxy material, dated May 1, 2000.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                                                              [SEE REVERSE SIDE]

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      /\FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL/\






     ELECTRONIC DELIVERY OF NEXT YEAR'S PROXY MATERIALS

     Sign up to receive next year's annual report and proxy materials via the Internet. Next year when the materials are available, we will send you an e-mail with instructions which will enable you to review these materials on-line. To sign up for this optional service, visit:
     HTTP://WWW.ECONSENT.COM/PTZ
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

    PLEASE MARK YOUR                                                                                         |
[x] VOTES AS IN THIS                                                                                         | 3925
    EXAMPLE.                                                                                                 |-------

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
SET FORTH BELOW AND "FOR" PROPOSALS 2 AND 3.

                      FOR all nominees listed   WITHHOLD AUTHORITY
                      below (except as marked     to vote for all
                      to the contrary below)   nominees listed below                                           FOR  AGAINST  ABSTAIN
1. Proposal No. 1-                                                      2. Proposal No. 2 - Approval of the
   Election of Class           [ ]                       [ ]               Amendment to the Pulitzer Inc.      [ ]    [ ]      [ ]
   B Directors.                                                            1999 Employee Stock Purchase Plan.

NOMINEES: 01-William Bush, 02-Michael E. Pulitzer and                   3. Proposal No. 3 - Ratification of
03-Ronald H. Ridgway                                                       the appointment of Deloitte &
                                                                           Touche LLP as independent auditors  [ ]    [ ]      [ ]
INSTRUCTION: To withhold authority to vote for any individual              of the Company for the 2000 fiscal
             nominee, write that nominee's name on the line                year.
             set forth below.

-------------------------------------------------------------           THE UNDERSIGNED HEREBY REVOKES ANY PROXY TO VOTE SHARES OF
                                                                        COMMON STOCK OF THE COMPANY HERETOFORE GIVEN BY THE
                                                                        UNDERSIGNED.







SIGNATURES(S)                                                        DATE
             ------------------------------------------------------       ---------------------

NOTE: Please sign exactly as name appears hereon. Each joint owner should sign.
      Executors, administrators, trustees, etc., should give full title.

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                              /\ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL /\





                                                           PULITZER INC.

Dear Stockholder:

Pulitzer Inc. encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your internet or telephone vote before 12:00 a.m. on May 16, 2000.

1.  To vote over the Internet:
         - Log on the Internet and go to the web site http://www.eproxyvote.com/ptz

2.  To vote by Telephone:
         - On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
         - Outside of the U.S. and Canada call 201-536-8073

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                                           YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.
